                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report:  October 14, 1994

Date of earliest
event reported:  October 3, 1994


                                 STANHOME INC.
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            (Exact name of registrant as specified in its charter)


MASSACHUSETTS                        0-1349                       04-1864170
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


333 WESTERN AVENUE, WESTFIELD, MASSACHUSETTS                           01085
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   (Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code (413) 562-3631




               Total Number of Pages Contained Herein:    88

        Index to Exhibits to this Form 8-K is on Page:     6

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ITEM 2.  Acquisition or Disposition of Assets.

      (a) On October 3, 1994, Stanhome plc, a wholly-owned subsidiary of Stanhome Inc., declared its offer, publicly announced September 1, 1994 and formally made on September 9, 1994, to be unconditional in all respects and unlimited as to the acquisition of fifteen million two hundred thirty-nine thousand seven hundred and forty-six (15,239,746) ordinary shares of five (5) pence each of Lilliput Group plc, a public limited company organized and existing in the United Kingdom ("Lilliput"), with its principal place of business located at Skirsgill, Penrith, Cumbria CA11 0DP. The tendered amount of said shares constitutes sixty-five and forty-nine hundredths percent (65.49%) of all the allotted, called up and fully paid shares of capital stock of Lilliput (the "Shares") and is being acquired by Stanhome from the assenting Lilliput Shareholders and their nominees, trustees or custodians (collectively referred to as the "Sellers"). Between September 1, 1994 and September 30, 1994, Stanhome additionally purchased in the open market six million six hundred seventy-four thousand two hundred and nineteen (6,674,219) of the Shares on the London Stock Exchange, which number of Shares represented twenty-eight and sixty-eight hundredths percent (28.68%) of all the Shares. The remaining one million three hundred fifty-five thousand four hundred and fifty-five (1,355,455) of the Shares constitute five and eighty-three hundredths percent (5.83%) of all the Shares and are owned by the non-assenting Lilliput Shareholders. With the intention of acquiring one hundred percent (100%) of the Shares, Stanhome has offered to acquire such remaining Shares. Stanhome has also offered to pay for the surrender of thirty-nine thousand nine hundred and thirty-eight (39,938) options capable of being exercised under the Lilliput Savings-Related Share Option Scheme and five hundred and ninety thousand (590,000) options capable of being exercised under the Lilliput Executive Share Option Scheme (collectively referred to as the "Options") pursuant to applicable law of the United Kingdom.

     Consideration for the Shares being acquired by Stanhome in connection with its declared offer of one hundred and sixty (160) pence per share

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consists of a payment totaling (Pounds)24,383,594 in cash to be made at the closing currently scheduled for October 21, 1994 and allocated among the Sellers according to their percentage equity interests. Consideration for the Shares acquired by Stanhome in the open market totals (Pounds)10,609,772. Consideration for the acquisition of the remaining Shares and the surrender of the Options, assuming acceptance by all of the respective option holders, will total (Pounds)2,340,990.

     The principle followed in determining the amount of the consideration to be paid per Share was a business judgment as to the value of Lilliput's existing assets and income potential based on its historic business and its future interrelationship with Stanhome's business.

     It is anticipated that the aggregate total of (Pounds)37,334,356 of cash consideration for all of the Shares and the Options will be provided by short term bank loans from a group of banks. To date Stanhome has borrowed (Pounds)9,000,000 from Banca Popolare di Milano-London Branch and (Pounds)1,620,000 from Mellon Bank, N.A.-London Branch. The balance of the borrowings to fund the acquisition will be sourced by means of facilities Stanhome has with banks under short term loan arrangements and in amounts yet to be determined.

      (b) Lilliput manufactures and distributes collectibles and other gift-ware products. Its business is primarily the manufacturing and marketing of high quality, hand-painted miniature cottages sold under the "Lilliput Lane" brand name, and to a lesser extent the marketing of other collectible giftware products. Lilliput's business is carried on by Lilliput and its subsidiaries through retail outlets in the United Kingdom and the U.S. and through export to some 48 countries. In general, the assets of Lilliput consist of its plant and real property, machinery and equipment, inventories, product designs and mold making systems, accounts receivable, cash and cash equivalents, rights under various copyrights and trademarks, customer and collectors' club member lists, and goodwill. Stanhome Inc. intends for Lilliput to continue to use such assets in its business.

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Item 7.  Financial Statements and Exhibits.

      Listed below are the financial statements, pro forma financial information and exhibits to be filed as a part of this report.

      (a)  Financial statements of businesses acquired.

It is impracticable at this time to provide the required financial statements of the business acquired. The required financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than December 17, 1994 which is 60 days after the report on this Form 8-K must be filed.

      (b)  Pro forma financial information.

It is impracticable at this time to provide the required pro forma financial information relative to the business acquired. The required pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but not later than December 17, 1994 which is 60 days after the report on this Form 8-K must be filed.

      (c)  Exhibits.

Recommended Cash Offer announced September 1, 1994 and made on September 9, 1994 by Goldman Sachs International on behalf of Stanhome for Lilliput; Form of Acceptance in respect of the Recommended Cash Offer made on September 9, 1994 by Goldman Sachs International on behalf of Stanhome for Lilliput; Notice of Unconditional Acceptance of Recommended Cash Offer made on September 9, 1994 dated as of October 3, 1994; Notice to Non-Assenting Shareholders and related Letter dated as of October 11, 1994; Notice and Recommended Cash Offer to the holders of options under the Lilliput Savings-Related Share Option Scheme made on October 11, 1994; Form of Acceptance and Surrender relating to the Proposal by Stanhome made to the holders of options under the Lilliput Savings-Related Share Option Scheme;

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Notice and Recommended Cash Offer to the holders of options under the Lilliput
Executive Share Option Scheme made on October 11, 1994; and Form of Acceptance and Surrender relating to the Proposal by Stanhome made to the holders of options under the Lilliput Executive Share Option Scheme.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STANHOME INC.
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                                           (Registrant)

Date:  October 14, 1994                    /s/ G. William Seawright
                                           -------------------------------
                                           G. William Seawright, President
                                           and Chief Executive Officer

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                                 EXHIBIT INDEX

Reg. S-K
Item 601                                                     8-K Page No.
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
2(a)  Recommended Cash Offer announced                              7
      September 1, 1994 and made on
      September 9, 1994 by Goldman Sachs
      International on behalf of Stanhome
      for Lilliput.

2(b)  Form of Acceptance in respect of the                         62
      Recommended Cash Offer made on September
      9, 1994 by Goldman Sachs International
      on behalf of Stanhome for Lilliput.

2(c)  Notice of Unconditional Acceptance                           66
      of Recommended Cash Offer made on
      September 9, 1994 dated as of October
      3, 1994.

2(d)  Notice to Non-Assenting Shareholders                         67
      and related Letter dated as of October
      11, 1994.

2(e)  Notice and Recommended Cash Offer to the                     69
      holders of options under the Lilliput
      Savings-Related Share Option Scheme made
      on October 11, 1994.

2(f)  Form of Acceptance and Surrender relating                    77
      to the Proposal by Stanhome made to the
      holders of options under the Lilliput
      Savings-Related Share Option Scheme.

2(g)  Notice and Recommended Cash Offer to the                     79
      holders of options under the Lilliput
      Executive Share Option Scheme made on
      October 11, 1994.

2(h)  Form of Acceptance and Surrender relating                    87
      to the Proposal by Stanhome made to the
      holders of options under the Lilliput
      Executive Share Option Scheme.

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